UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 28, 2008
COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	No.)	Identification No.)
1800 – 114th Avenue SE
BELLEVUE, WA 98004

(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (425) 943-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 29, 2008, Coinstar, Inc. (“Coinstar”) filed a Current Report on Form 8-K reporting that Mr. Arik Ahitov had been appointed as a director of Coinstar whose term expires at Coinstar’s 2010 Annual Meeting of Stockholders.
     Coinstar is filing this Current Report on Form 8-K/A to report that on July 22, 2008, the Board of Directors of Coinstar appointed Mr. Ahitov to its Compensation Committee, effective immediately.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.
Date: July 24, 2008	By:	/s/ David W. Cole
David W. Cole
Chief Executive Officer

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